UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-7964

                      ACM Managed Dollar Income Fund, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: September 30, 2003

                  Date of reporting period: September 30, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] AllianceBernstein(SM)
       Investment Research and Management

ACM Managed Dollar Income Fund

                                               Annual Report--September 30, 2003

     Investment Products Offered
====================================
      o Are Not FDIC Insured
      o May Lose Value
      o Are Not Bank Guaranteed
====================================


You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

November 20, 2003


Annual Report
This report provides management's discussion of fund performance for ACM Managed Dollar Income Fund (the "Fund") for the annual reporting period ended September 30, 2003.

Investment Objective and Policies
This closed-end fund is designed for investors who seek high current income and capital appreciation. To achieve this objective, it invests primarily in high-yielding, U.S. and non-U.S. fixed income securities, denominated in U.S. dollars, that we expect to benefit from improving economic and credit fundamentals.

Investment Results
The following table shows how the Fund performed over the past six- and 12-month periods ended September 30, 2003. For comparison, we have included a composite benchmark consisting of 65% of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), a standard measure of the performance of a basket of unmanaged emerging market debt securities, and 35% of the Credit Suisse First Boston High Yield (CSFBHY) Index, a standard measure of the performance of a basket of unmanaged U.S. high yield debt securities. We compare the Fund's performance to this composite benchmark because it more closely resembles the composition of the Fund's portfolio.


   INVESTMENT RESULTS*
   Periods Ended September 30, 2003
                                                    ----------------------------
                                                                Returns
                                                    ----------------------------
                                                    6 Months           12 Months
--------------------------------------------------------------------------------
   ACM Managed
   Dollar Income
   Fund (NAV)                                        17.76%             54.77%
--------------------------------------------------------------------------------
   J.P. Morgan
   Emerging
   Markets
   Bond Index
   Plus                                              13.73%             40.19%
--------------------------------------------------------------------------------
   Credit Suisse
   First Boston
   High Yield
   Index                                             13.08%             28.05%
--------------------------------------------------------------------------------
   Composite:
   65%/35%
   (65% JPM
   EMBI+/35%
   CSFBHY
   Index)                                            13.54%             35.98%
--------------------------------------------------------------------------------
The Fund's Market Price per share on September 30, 2003 was $8.15.

* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) of the Fund as of September 30, 2003. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

  The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is comprised of dollar-denominated


--------------------------------------------------------------------------------
                                              ACM Managed Dollar Income Fund o 1
   restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The unmanaged Credit Suisse First Boston High Yield Index is a measure of lower-rated, fixed income, non-convertible U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. The indices are unmanaged and reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Dollar Income Fund.

The Fund significantly outperformed its composite benchmark for both the six- and 12-month periods ended September 30, 2003. The Fund benefited primarily from its emerging market debt country weightings, individual security selection and the Fund's ability to leverage. Country and security selection in the Fund's overweight allocation to Brazil was the largest contributor to both absolute and relative performance for the periods under review. Brazilian debt was also a top performer within the JPM EMBI+. The Fund's overweight position of Russia contributed positively to performance, as prospects for rating agency upgrades reflected the success of structural reforms that have led to economic growth and debt reduction. The Fund's holdings of Uruguayan and Venezuelan debt also had a positive impact on performance. Both countries conducted debt exchanges during this period that significantly improved the maturity structure of their external debt.

The Fund's high yield holdings contributed strong absolute returns, but modest underperformance relative to the composite benchmark. The Fund's underweighted position in the utility sector detracted from performance, as this sector showed strong performance throughout the reporting period. The Fund benefited from its overweighting in cable and wireless communications in which valuations significantly appreciated from previously oversold levels. In addition, the Fund's underweighting in energy, which languished at relatively overvalued levels versus the overall market, added to relative performance. Security selection also had a meaningful role in the Fund's performance. The Fund was underweighted versus the CSFBHY Index in more risky but stronger performing CCC-rated credits in most sectors.

Market Review and Investment Strategy
During the annual reporting period, investors' desire for higher yielding asset classes benefited both the emerging debt and high yield markets, as high levels of global liquidity encouraged more risk taking. The emerging market debt class, as represented by the JPM EMBI+, returned a strong 40.19% for the 12-month period under review. Latin countries outperformed non-Latin regions, which posted returns of 50.07% and 27.76%, respectively. All countries represented within the index posted positive returns. Top performing countries included Brazil at 108.78%, Ecuador at 87.90%, Nigeria at 63.32%, Peru at 47.66% and Colombia at 45.60%, while Bulgaria at 13.62%, Malaysia at 9.58% and Poland at 9.43% lagged. As risk aver-


--------------------------------------------------------------------------------
2 o ACM Managed Dollar Income Fund
sion abated, the high yield sector rebounded strongly during the annual period, returning 28.05%, as measured by the CSFBHY Index. The telecommunication, media, utility and technology sectors, as well as the CCC credit tier, performed best during the 12-month period.

At the beginning of the annual period, we increased the Fund's exposure to Brazil on expectations of a victory for President Lula and our confidence that his administration would implement market-friendly policies. We further increased the Fund's exposure to the country as President Lula exceeded expectations in his ability to push forward crucial tax and social security reforms. Russia and Mexico continued to be a large percentage of the Fund's exposure; however, we reduced holdings of Mexico in the final three months of the period as bond valuations began to exceed interest rate risk. We have maintained the Fund's overweight position in Russian sovereign debt as credit statistics continued to improve. In April, Uruguay, with the support of the International Monetary Fund (IMF), announced an aggressive plan to swap its outstanding debt for longer maturity securities. We aggressively purchased Uruguay bonds after this announcement--a tactic that proved beneficial.

Within the high yield sector, we maintained the Fund's positions in certain cyclical sectors, such as paper and packaging and services, but continued to reduce allocations in specific names to enhance sector diversification. We continued to underweight credit challenged sectors, such as airlines, technology, utilities, wireline telecommunications and retail, but added some issuers in these sectors as we identified value in certain names. We maintained the Fund's underweighted positions in utilities and technology, due to credit concerns, as well as underweight positions in food/beverage and energy, due to unattractive valuation levels.


--------------------------------------------------------------------------------
                                              ACM Managed Dollar Income Fund o 3

PERFORMANCE UPDATE


ACM MANAGED DOLLAR INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
10/22/93* TO 9/30/03


ACM Managed Dollar Income Fund (NAV): $20,337

Composite: $25,475

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                     ACM Managed Dollar Income Fund (NAV)        Composite**
--------------------------------------------------------------------------------
10/22/93*                           $10,000                         $10,000
9/30/94                               8,836                           9,380
9/30/95                               9,375                          10,159
9/30/96                              13,206                          13,303
9/30/97                              17,648                          16,303
9/30/98                              11,257                          13,593
9/30/99                              13,345                          15,813
9/30/00                              14,576                          18,799
9/30/01                              13,107                          18,692
9/30/02                              13,137                          18,740
9/30/03                              20,337                          25,475

This chart illustrates the total value of an assumed $10,000 investment in ACM Managed Dollar Income Fund at net asset value (NAV) (from 10/22/93* to 9/30/03) as compared to the performance of an appropriate composite. The composite represents 65% of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and 35% of the Credit Suisse First Boston High Yield (CSFBHY) Index. The composite is from the inception of the JPM EMBI+, which was 12/31/93. For the period 10/22/93 through 9/30/94, the J.P. Morgan Emerging Markets Bond Index was used in place of the JPM EMBI+. All other periods used the composite benchmark. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

*   Fund and benchmark data are from the Fund's inception date of 10/22/93.
** The unmanaged JPM EMBI+ is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The CSFBHY Index is a measure of lower-rated, fixed-income, non-convertible U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. The indices are unmanaged and reflect no fees or expenses. When comparing ACM Managed Dollar Income Fund to the composite shown above, you should note that no charges or expenses are reflected in the performance of the composite. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Dollar Income Fund.


--------------------------------------------------------------------------------
4 o ACM Managed Dollar Income Fund

PORTFOLIO SUMMARY
September 30, 2003



INCEPTION DATE
10/22/93

PORTFOLIO STATISTICS
Net Assets ($mil): $173.2


SECURITY TYPE                                  [PIE CHART OMITTED]
   47.9% Sovereign
   44.6% Corporate
    4.0% Brady Bonds
    2.4% Yankee Bonds
    1.1% Preferred Stock


COUNTRY BREAKDOWN
  39.8% United States
  22.0% Russia
   9.2% Mexico
   9.1% Brazil
   3.9% Turkey                                  [PIE CHART OMITTED]
   2.2% Colombia
   2.0% Venezuela
   1.7% Philippines
   1.5% Peru
   1.0% Luxembourg

   7.6% Other


All data as of September 30, 2003. The Fund's security type and country breakdowns are expressed as a percentage of total investments before security lending collateral and may vary over time. OOtherO represents less than 1.0% weightings in each of the following countries: Bulgaria, Kazakhstan, Romania, Uruguay, Cayman Islands, Ukraine, Ecuador, Panama, Canada, El Salvador, Belize, Ireland, Liberia, United Kingdom, Argentina, France, Singapore and Bahamas.


--------------------------------------------------------------------------------
                                              ACM Managed Dollar Income Fund o 5

PORTFOLIO OF INVESTMENTS
September 30, 2003


                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
--------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-67.6%

Argentina-0.3%
Republic of Argentina FRN
   1.162%, 8/03/12(a).......................       $ 800   $       492,000
                                                           ---------------
Belize-0.5%
Government of Belize
   9.50%, 8/15/12...........................         850           854,250
                                                           ---------------
Brazil-11.8%
Banco Nacional de Desenvolvimento
   6.50%, 6/15/06(b)........................         475           484,500
Republic of Brazil
   8.875%, 4/15/24..........................       1,550         1,243,875
   10.00%, 1/16/07..........................          50            53,375
   10.00%, 8/07/11..........................       1,150         1,124,125
   10.125%, 5/15/27.........................       1,250         1,118,750
   11.00%, 8/17/40(c).......................       5,275         4,984,875
   11.50%, 3/12/08..........................         450           492,300
   12.00%, 4/15/10..........................         200           215,300
   12.75%, 1/15/20..........................       1,500         1,607,250
   14.50%, 10/15/09.........................       1,000         1,201,500
Republic of Brazil-DCB FRN
   Series L
   2.1875%, 4/15/12(a)......................       3,075         2,460,000
   C-Bonds
   8.00%, 4/15/14(c)........................       6,065         5,572,241
                                                           ---------------
                                                                20,558,091
                                                           ---------------
Bulgaria-1.1%
Republic of Bulgaria
   8.25%, 1/15/15(b)........................       1,624         1,848,875
                                                           ---------------
Colombia-2.8%
Republic of Colombia
   8.375%, 2/15/27..........................         625           566,562
   9.75%, 4/23/09...........................         250           276,875
   10.00%, 1/23/12..........................         900           980,100
   10.50%, 7/09/10..........................         150           168,600
   10.75%, 1/15/13..........................         550           616,000
   11.75%, 2/25/20(c).......................       1,910         2,242,340
                                                           ---------------
                                                                 4,850,477
                                                           ---------------
Ecuador-0.8%
Republic of Ecuador
   7.00%, 8/15/30(a)(b).....................       1,775         1,112,037
   12.00%, 11/15/12(b)......................         275           227,563
                                                           ---------------
                                                                 1,339,600
                                                           ---------------


--------------------------------------------------------------------------------
6 o ACM Managed Dollar Income Fund

                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
--------------------------------------------------------------------------------
El Salvador-0.5%
Republic of El Salvador
   7.75%, 1/24/23(b)........................      $  450   $       469,125
   8.50%, 7/25/11(b)........................         400           434,600
                                                           ---------------
                                                                   903,725
                                                           ---------------
Mexico-7.8%
United Mexican States
   11.375%, 9/15/16(c)......................       9,375        13,476,563
                                                           ---------------
Panama-0.7%
Republic of Panama
   9.375%, 4/01/29..........................         475           535,563
   10.75%, 5/15/20..........................         550           654,500
                                                           ---------------
                                                                 1,190,063
                                                           ---------------
Peru-2.0%
Republic of Peru
   9.125%, 2/21/12..........................       1,525         1,700,375
   9.875%, 2/06/15(c).......................       1,025         1,186,438
Republic of Peru FLIRB VRN
   4.50%, 3/07/17(a)........................         650           567,125
                                                           ---------------
                                                                 3,453,938
                                                           ---------------
Philippines-2.2%
Republic of Philippines
   9.00%, 2/15/13 ..........................         150           160,500
   9.875%, 1/15/19(c).......................       2,300         2,501,250
   10.625%, 3/16/25(c)......................       1,075         1,243,238
                                                           ---------------
                                                                 3,904,988
                                                           ---------------
Russia-27.7%
Ministry Finance of Russia
   Series V
   3.00%, 5/14/08...........................         650           570,375
   Series VI
   3.00%, 5/14/06...........................       3,600         3,478,680
Russian Federation
   5.00%, 3/31/30(a)(b)(c)..................      44,550        42,252,891
   5.00%, 3/31/30(a)(b).....................       1,850         1,751,025
                                                           ---------------
                                                                48,052,971
                                                           ---------------
Turkey-5.1%
Republic of Turkey
   9.50%, 1/15/14(c)........................       6,400         6,544,000
   9.875%, 3/19/08..........................         400           431,600
   11.75%, 6/15/10..........................       1,175         1,341,263
   11.875%, 1/15/30.........................         400           464,000
                                                           ---------------
                                                                 8,780,863
                                                           ---------------


--------------------------------------------------------------------------------
                                              ACM Managed Dollar Income Fund o 7

                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
--------------------------------------------------------------------------------
Ukraine-0.8%
Ukraine Government
   11.00%, 3/15/07(b).......................     $ 1,241   $     1,380,377
                                                           ---------------
Uruguay-0.9%
Republic of Uruguay
   7.50%, 3/15/15...........................         151           117,219
   7.875%, 1/15/33..........................       2,065         1,393,875
                                                           ---------------
                                                                 1,511,094
                                                           ---------------
Venezuela-2.6%
Republic of Venezuela
   5.375%, 8/07/10..........................         400           287,000
   9.25%, 9/15/27...........................       3,675         2,844,450
   10.75%, 9/19/13(b).......................       1,000           922,500
Republic of Venezuela DCB FRN
   Series DL
   1.875%, 12/18/07(a)......................         536           484,282
                                                           ---------------
                                                                 4,538,232
                                                           ---------------
Total Sovereign Debt Obligations
  (cost $84,462,440).......................                    117,136,107
                                                           ---------------
U.S. CORPORATE DEBT OBLIGATIONS-50.4%

Aerospace/Defense-0.5%
K&F Industries, Inc.
   Series B
   9.625%, 12/15/10.........................         190           209,950
Sequa Corp.
   9.00%, 8/01/09...........................         210           231,000
TD Funding Corp.
   8.375%, 7/15/11(b).......................         450           486,000
                                                           ---------------
                                                                   926,950
                                                           ---------------
Automotive-1.5%
Dana Corp.
   10.125%, 3/15/10.........................         575           645,438
Dura Operating Corp.
   Series D
   9.00%, 5/01/09...........................         422           394,570
HLI Operating, Inc.
   10.50%, 6/15/10(b).......................         440           481,800
TRW Automotive, Inc.
   9.375%, 2/15/13(b).......................         410           463,300
   11.00%, 2/15/13(b).......................         255           298,350
United Auto Group, Inc.
   9.625%, 3/15/12..........................         280           307,300
                                                           ---------------
                                                                 2,590,758
                                                           ---------------


--------------------------------------------------------------------------------
8 o ACM Managed Dollar Income Fund

                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
--------------------------------------------------------------------------------

Broadcasting & Media-1.4%
Albritton Communications Co.
   7.75%, 12/15/12..........................       $ 415   $       425,375
Emmis Communications Corp.
   12.50%, 3/15/11(d).......................         350           313,250
PRIMEDIA, Inc.
   8.00%, 5/15/13(b)........................          80            81,200
   8.875%, 5/15/11..........................         325           338,813
Radio One, Inc.
   8.875%, 7/01/11..........................         415           453,388
Sinclair Broadcast Group, Inc.
   8.00%, 3/15/12...........................         270           286,200
   8.75%, 12/15/11..........................         285           311,363
Young Broadcasting, Inc.
   8.50%, 12/15/08..........................         195           208,650
                                                           ---------------
                                                                 2,418,239
                                                           ---------------
Building & Real Estate-2.1%
Beazer Homes USA, Inc.
   8.375%, 4/15/12..........................         195           211,575
Jacuzzi Brands, Inc.
   9.625%, 7/01/10(b).......................         300           312,750
KB HOME
   7.75%, 2/01/10...........................         560           593,600
LNR Property Corp.
   7.625%, 7/15/13(b).......................         125           129,375
   10.50%, 1/15/09..........................         725           775,750
M.D.C Holdings, Inc.
   7.00%, 12/01/12..........................         200           220,209
Meritage Corp.
   9.75%, 6/01/11...........................         470           517,000
Schuler Homes, Inc.
   10.50%, 7/15/11..........................         385           438,419
Werner Holdings Co., Inc.
   Series A
   10.00%, 11/15/07.........................         200           204,000
William Lyon Homes, Inc.
   10.75%, 4/01/13..........................         285           310,650
                                                           ---------------
                                                                 3,713,328
                                                           ---------------
Cable-1.6%
CSC Holdings, Inc.
   7.625%, 7/15/18..........................         405           390,825
DirecTV Holdings LLC
   8.375%, 3/15/13..........................         305           345,412
Echostar DBS Corp.
   5.75%, 10/01/08(b).......................         435           437,719
   6.375%, 10/01/11(b)......................         255           256,275
   9.375%, 2/01/09..........................         795           851,644
Insight Midwest LP
   9.75%, 10/01/09..........................         405           410,062
                                                           ---------------
                                                                 2,691,937
                                                           ---------------


--------------------------------------------------------------------------------
                                              ACM Managed Dollar Income Fund o 9

                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
--------------------------------------------------------------------------------

Chemicals-2.3%
Equistar Chemical Funding LP
   10.125%, 9/01/08.........................       $ 555   $       552,225
   10.625%, 5/01/11(b)......................         130           129,350
FMC Corp.
   10.25%, 11/01/09.........................         270           309,150
Georgia Gulf Corp.
   10.375%, 11/01/07........................         500           530,625
Huntsman Advanced Materials LLC
   11.00%, 7/15/10(b).......................         295           308,275
Huntsman International LLC
   9.875%, 3/01/09..........................         780           822,900
Millennium America, Inc.
   9.25%, 6/15/08...........................         275           286,688
Resolution Performance Products LLC
   9.50%, 4/15/10...........................         560           574,000
Westlake Chemical Corp.
   8.75%, 7/15/11(b)........................         445           463,913
                                                           ---------------
                                                                 3,977,126
                                                           ---------------
Communications - Fixed-1.7%
FairPoint Communications, Inc.
   11.875%, 3/01/10.........................         300           343,500
Qwest Corp.
   8.875%, 3/15/12(b).......................       1,525         1,700,375
Time Warner Telecom, Inc.
   10.125%, 2/01/11.........................         940           942,350
                                                           ---------------
                                                                 2,986,225
                                                           ---------------
Communications - Mobile-2.9%
ACC Escrow Corp.
   10.00%, 8/01/11(b).......................         660           712,800
Dobson Communications Corp.
   8.875%, 10/01/13(b)......................         790           802,837
Dobson/Sygnet Communications
   12.25%, 12/15/08.........................         675           727,312
Iridium LLC Capital Corp.
   Series B
   14.00%, 7/15/05(e).......................       5,000           400,000
Nextel Communications, Inc.
   7.375%, 8/01/15..........................         460           466,900
   9.50%, 2/01/11...........................         500           555,000
   9.95%, 2/15/08...........................         430           454,188
TeleCorp PCS, Inc.
   10.625%, 7/15/10.........................         203           240,514
Tritel PCS, Inc.
   10.375%, 1/15/11.........................         234           282,607
Triton PCS, Inc.
   8.75%, 11/15/11..........................         405           406,012
                                                           ---------------
                                                                 5,048,170
                                                           ---------------


-------------------------------------------------------------------------------
10 o ACM Managed Dollar Income Fund

                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
--------------------------------------------------------------------------------

Consumer Manufacturing-2.2%
Applica, Inc.
   10.00%, 7/31/08..........................       $ 162   $       170,505
Broder Brothers Co.
   11.25%, 10/15/10(b)......................         500           508,750
Central Garden & Pet Company
   9.125%, 2/01/13..........................         195           213,525
Collins & Aikman Floorcoverings, Inc.
   9.75%, 2/15/10...........................         260           275,600
Hines Nurseries, Inc.
   10.25%, 10/01/11(b)......................         235           246,750
Jostens, Inc.
   12.75%, 5/01/10..........................         650           757,250
Rayovac Corp.
   8.50%, 10/01/13(b).......................         185           185,000
Salton, Inc.
   12.25%, 4/15/08..........................         490           481,425
Sealy Mattress Co.
   9.875%, 12/15/07.........................         410           414,100
St. John Knits International, Inc.
   12.50%, 7/01/09..........................         200           220,000
Warnaco, Inc.
   8.875%, 6/15/13(b).......................         280           301,700
                                                           ---------------
                                                                 3,774,605
                                                           ---------------
Energy-4.6%
Chesapeake Energy Corp.
   7.75%, 1/15/15...........................         855           906,300
CITGO Petroleum Corp.
   11.375%, 2/01/11(b)......................       1,630         1,850,050
Frontier Escrow Corp.
   8.00%, 4/15/13(b)........................          90            91,800
Frontier Oil Corp.
   11.75%, 11/15/09.........................         260           295,100
Grant Prideco, Inc.
   9.00%, 12/15/09..........................         600           649,500
Grey Wolf, Inc.
   8.875%, 7/01/07..........................          90            92,250
Hilcorp Energy
   10.50%, 9/01/10(b).......................       1,055         1,126,212
Northwest Pipelines Corp.
   8.125%, 3/01/10..........................         330           359,700
Pioneer Natural Resources Co.
   8.875%, 4/15/05 .........................         395           427,588
Premco Refining Group, Inc.
   9.50%, 2/01/13...........................         270           298,350
Pride International, Inc.
   9.375%, 5/01/07..........................         145           150,075
Southern Natural Gas Co.
   7.35%, 2/15/31...........................         365           337,625
   8.875%, 3/15/10..........................         290           311,750


--------------------------------------------------------------------------------
                                             ACM Managed Dollar Income Fund o 11

                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
--------------------------------------------------------------------------------

Universal Compression, Inc.
   7.25%, 5/15/10...........................       $ 220   $       227,700
Westport Resources Corp.
   8.25%, 11/01/11(b).......................          80            87,800
   8.25%, 11/01/11..........................         190           208,525
XTO Energy, Inc.
   6.25%, 4/15/13...........................         215           223,600
   7.50%, 4/15/12...........................         250           279,375
                                                           ---------------
                                                                 7,923,300
                                                           ---------------
Entertainment & Leisure-1.3%
Cinemark USA, Inc.
   9.00%, 2/01/13...........................         365           391,462
Premier Parks
   9.75%, 6/15/07...........................         165           162,938
Six Flags, Inc.
   9.50%, 2/01/09...........................       1,050         1,005,375
   9.75%, 4/15/13(b)........................          85            80,325
Universal City Development Partners
   11.75%, 4/01/10(b).......................         455           514,150
                                                           ---------------
                                                                 2,154,250
                                                           ---------------
Financial-2.3%
Crum & Forster Holdings Corp.
   10.375%, 6/15/13(b)......................         210           229,425
iStar Financial, Inc.
   7.00%, 3/15/08...........................          85            88,825
   8.75%, 8/15/08...........................         350           393,750
Markel Capital Trust I
   Series B
   8.71%, 1/01/46(f)........................         660           676,500
Nationwide CSN Trust
   9.875%, 2/15/25(b).......................       1,000         1,162,100
PXRE Capital Trust I
   8.85%, 2/01/27...........................         510           453,900
Western Financial Bank
   9.625%, 5/15/12..........................         420           456,750
Williams Scotsman, Inc.
   9.875%, 6/01/07..........................         550           544,500
                                                           ---------------
                                                                 4,005,750
                                                           ---------------
Food/Beverage-1.1%
Del Monte Food Co.
   8.625%, 12/15/12(b)......................         145           159,137
   9.25%, 5/15/11...........................         255           281,137
DIMON, Inc.
   7.75%, 6/01/13(b)........................         110           113,300
   Series B
   9.625%, 10/15/11.........................         175           195,562
Dole Food Company, Inc.
   8.625%, 5/01/09..........................         255           272,850
   8.875%, 3/15/11(b).......................         145           155,150


--------------------------------------------------------------------------------
12 o ACM Managed Dollar Income Fund

                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
--------------------------------------------------------------------------------

Merisant Co.
   9.50%, 7/15/13(b)........................       $ 300   $       322,500
Swift & Co.
   10.125%, 10/01/09........................         345           382,950
                                                           ---------------
                                                                 1,882,586
                                                           ---------------
Gaming-3.4%
Ameristar Casinos, Inc.
   10.75%, 2/15/09..........................         230           262,775
Argosy Gaming Co.
   9.00%, 9/01/11...........................         235           256,737
Boyd Gaming Corp.
   7.75%, 12/15/12..........................         255           264,563
Harrah's Operating Company, Inc.
   7.875%, 12/15/05.........................         230           249,550
Horseshoe Gaming Holding Corp.
   Series B
   8.625%, 5/15/09..........................         195           209,869
MGM Mirage, Inc.
   8.375%, 2/01/11..........................         575           635,375
Mandalay Resort Group
   10.25%, 8/01/07..........................         570           658,350
Mohegan Tribal Gaming
   6.375%, 7/15/09(b).......................         140           141,925
   8.375%, 7/01/11..........................         220           240,900
Park Place Entertainment
   7.00%, 4/15/13...........................         305           316,819
   7.875%, 3/15/10..........................         295           317,125
   9.375%, 2/15/07..........................         230           254,725
Riviera Holdings Corp.
   11.00%, 6/15/10..........................         320           318,800
Station Casinos, Inc.
   8.375%, 2/15/08..........................         235           254,681
Trump Holdings and Funding
   11.625%, 3/15/10.........................         560           503,300
Turning Stone Casino Resort Enterprise
   9.125%, 12/15/10(b)......................         290           312,838
Venetian Casino Resort, LLC
   11.00%, 6/15/10..........................         610           698,450
                                                           ---------------
                                                                 5,896,782
                                                           ---------------
Healthcare-2.7%
Alliance Imaging, Inc.
   10.375%, 4/15/11.........................         425           444,125
AmerisourceBergen Corp.
   8.125%, 9/01/08..........................         190           207,100
Concentra Operating Corp.
   9.50%, 8/15/10(b)........................         200           210,000
   13.00%, 8/15/09..........................         430           479,450
Extendicare Health Services
   9.50%, 7/01/10...........................         340           370,600


--------------------------------------------------------------------------------
                                             ACM Managed Dollar Income Fund o 13

                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
--------------------------------------------------------------------------------

HCA, Inc.
   7.875%, 2/01/11..........................       $ 655   $       732,268
Hanger Orthopedic Group, Inc.
   10.375%, 2/15/09.........................         380           426,075
PacifiCare Health Systems, Inc.
   10.75%, 6/01/09..........................         585           675,675
Select Medical Corp.
   7.50%, 8/01/13(b)........................         390           404,625
Triad Hospitals, Inc.
   Series B
   8.75%, 5/01/09...........................         455           497,087
   11.00%, 5/15/09..........................         245           270,725
                                                           ---------------
                                                                 4,717,730
                                                           ---------------
Hotels & Lodging-1.7%
Extended Stay America, Inc.
   9.875%, 6/15/11..........................         405           449,044
Felcor Lodging LP
   8.50%, 6/01/11...........................         145           155,150
   10.00%, 9/15/08..........................         200           216,000
Host Marriott LP
   9.25%, 10/01/07..........................         105           115,106
   9.50%, 1/15/07...........................         330           363,000
La Quinta Corp.
   8.875%, 3/15/11(b).......................         400           435,500
MeriStar Hospitality Corp.
   9.125%, 1/15/11..........................         100           105,500
MeriStar Hospitality Operating Partnership, LP
   10.50%, 6/15/09..........................         210           227,850
Starwood Hotels & Resorts Worldwide, Inc.
   7.875%, 5/01/12..........................         515           566,500
Vail Resorts, Inc.
   8.75%, 5/15/09...........................         280           295,750
                                                           ---------------
                                                                 2,929,400
                                                           ---------------
Industrial-2.3%
AMSTED Industries, Inc.
   10.25%, 10/15/11(b)......................         545           588,600
Case New Holland, Inc.
   9.25%, 8/01/11(b)........................         685           739,800
Dayton Superior Corp.
   10.75%, 9/15/08(b).......................         245           252,350
FastenTech, Inc.
   11.50%, 5/01/11(b).......................         350           367,500
Flowserve Corp.
   12.25%, 8/15/10..........................         370           429,200
H&E Equipment/Finance
   11.125%, 6/15/12.........................         260           222,300
NMHG Holding Co.
   10.00%, 5/15/09..........................         220           243,100
SPX Corp.
   7.50%, 1/01/13...........................         205           216,788


--------------------------------------------------------------------------------
14 o ACM Managed Dollar Income Fund

                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
--------------------------------------------------------------------------------

Terex Corp.
   10.375%, 4/01/11.........................       $ 400   $       450,000
TriMas Corp.
   9.875, 6/15/12...........................         505           515,100
                                                           ---------------
                                                                 4,024,738
                                                           ---------------
Metals/Mining-0.8%
AK Steel Corp.
   7.875%, 2/15/09..........................       1,315           946,799
Peabody Energy Corp.
   6.875%, 3/15/13..........................         410           429,475
                                                           ---------------
                                                                 1,376,274
                                                           ---------------
Paper & Packaging-3.8%
Anchor Glass Container Corp.
   11.00%, 2/15/13(b).......................          45            50,625
   11.00%, 2/15/13..........................         395           444,375
Ball Corp.
   6.875%, 12/15/12.........................       1,000         1,036,250
Berry Plastics Corp.
   10.75%, 7/15/12..........................         390           436,800
Constar International, Inc.
   11.00%, 12/01/12.........................         140           118,300
Crown Paper Co.
   11.00%, 9/01/05(e).......................       5,000                 0
Georgia-Pacific Corp.
   9.375%, 2/01/13..........................         765           857,756
Graphic Packaging Int'l Corp.
   9.50%, 8/15/13(b)........................         655           722,137
Greif Bros. Corp.
   8.875%, 8/01/12..........................         280           304,500
Owens-Brockway Glass Container, Inc.
   8.875%, 2/15/09..........................         795           850,650
Plastipak Holdings, Inc.
   10.75%, 9/01/11..........................         275           302,500
Pliant Corp.
   11.125%, 9/01/09(b)......................         385           412,913
Russell-Stanley Holdings, Inc.
   9.00%, 11/30/08(b)(f)(g).................         782           359,596
Stone Container Corp.
   9.25%, 2/01/08...........................         535           584,488
   9.75%, 2/01/11...........................          12            13,140
                                                           ---------------
                                                                 6,494,030
                                                           ---------------
Publishing-2.0%
American Media, Inc.
   8.875%, 1/15/11..........................         105           113,006
   10.25%, 5/01/09..........................         500           536,875
Dex Media East LLC
   9.875%, 11/15/09.........................         110           125,125
   12.125%, 11/15/12........................         320           388,000


--------------------------------------------------------------------------------
                                             ACM Managed Dollar Income Fund o 15

                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
--------------------------------------------------------------------------------

Dex Media West LLC
   8.50%, 8/15/10(b)........................       $ 160   $       174,800
   9.875%, 8/15/13(b).......................         625           709,375
Hollinger International Publishing, Inc.
   9.00%, 12/15/10..........................         530           561,137
Houghton Mifflin Co.
   8.25%, 2/01/11...........................         280           294,700
   9.875%, 2/01/13..........................         100           106,500
PEI Holdings, Inc.
   11.00%, 3/15/10..........................         205           227,550
RH Donnelley, Inc.
   10.875%, 12/15/12(b).....................         255           302,175
                                                           ---------------
                                                                 3,539,243
                                                           ---------------
Restaurants-0.2%
Domino's Inc.
   8.25%, 7/01/11(b)........................         350           371,437
                                                           ---------------
Retail-0.8%
J.C. Penney Corporation, Inc.
   8.00%, 3/01/10...........................         490           540,225
Payless ShoeSource, Inc.
   8.25%, 8/01/13(b)........................         500           510,000
Saks, Inc.
   8.25%, 11/15/08..........................         290           319,000
                                                           ---------------
                                                                 1,369,225
                                                           ---------------
Service-2.6%
Allied Waste North America
   8.50%, 12/01/08..........................          85            92,225
   8.875%, 4/01/08..........................         645           701,438
   10.00%, 8/01/09..........................       1,230         1,339,162
Coinmach Corp.
   9.00%, 2/01/10...........................         250           267,500
Corrections Corp. of America
   7.50%, 5/01/11...........................          40            41,450
   9.875%, 5/1/09...........................         280           315,700
Iron Mountain, Inc.
   7.75%, 1/15/15...........................         115           119,313
   8.625%, 4/01/13..........................         350           374,500
National Waterworks, Inc.
   10.50%, 12/01/12.........................         235           257,913
Service Corp. International
   6.50%, 3/15/08...........................         240           238,800
   7.70%, 4/15/09...........................         240           246,600
United Rentals, Inc.
   10.75%, 4/15/08(b).......................         200           222,500
   10.75%, 4/15/08..........................         205           228,062
                                                           ---------------
                                                                 4,445,163
                                                           ---------------


--------------------------------------------------------------------------------
16 o ACM Managed Dollar Income Fund

                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
--------------------------------------------------------------------------------

Supermarket & Drugstore-1.0%
Pathmark Stores, Inc.
   8.75%, 2/01/12...........................       $ 310   $       319,300
   8.75%, 2/01/12(b)........................         185           189,625
Rite Aid Corp.
   9.25%, 6/01/13(b)........................          75            79,875
   9.50%, 2/15/11...........................         660           749,100
Roundy's, Inc.
   Series B
   8.875%, 6/15/12..........................         270           283,500
Stater Bros. Holdings, Inc.
   10.75%, 8/15/06..........................         150           157,875
                                                           ---------------
                                                                 1,779,275
                                                           ---------------
Technology-1.7%
Cooporative Computing, Inc.
   10.50%, 6/15/11(b).......................         305           330,925
Fairchild Semiconductor
   10.50%, 2/01/09..........................         505           564,337
ON Semiconductor Corp.
   12.00%, 3/15/10..........................         715           841,913
Unisys Corp.
   6.875%, 3/15/10..........................       1,000         1,045,000
   7.875%, 4/01/08..........................         185           193,325
                                                           ---------------
                                                                 2,975,500
                                                           ---------------
Utilities - Electric & Gas-1.9%
AES Corporation
   8.75%, 5/15/13(b)........................          65            68,575
   9.00%, 5/15/15(b)........................         105           111,562
   10.00%, 7/15/05(b).......................         290           300,150
Calpine Corp.
   8.50%, 7/15/10(b)........................       1,580         1,461,500
PG&E Corp.
   6.875%, 7/15/08(b).......................         395           416,725
SEMCO Energy, Inc.
   7.125%, 5/15/08(b).......................         125           126,250
   7.75%, 5/15/13(b)........................         235           237,938
The Williams Companies, Inc.
   8.625%, 6/01/10..........................         485           517,738
                                                           ---------------
                                                                 3,240,438
                                                           ---------------
Total U.S. Corporate Debt Obligations
   (cost $94,979,445) ......................                    87,252,459
                                                           ---------------
NON-U.S. CORPORATE DEBT OBLIGATIONS-10.9%
Argentina-0.2%
Supercanal Holdings, SA
   10.75%, 11/07/02(e)(f)...................       3,478           417,315
                                                           ---------------


--------------------------------------------------------------------------------
                                             ACM Managed Dollar Income Fund o 17

                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
--------------------------------------------------------------------------------

Bahamas-0.2%
Sun International Hotels, Ltd.
   8.875%, 8/15/11 .........................       $ 245   $       266,744
                                                           ---------------
Canada-0.6%
Fairfax Financial Holdings
   7.375%, 4/15/18..........................         250           225,000
Intrawest Corp.
   9.75%, 8/15/08...........................         220           232,375
   10.50%, 2/01/10..........................         150           166,312
Norske Skog Canada, Ltd.
   Series D
   8.625%, 6/15/11..........................         335           350,494
                                                           ---------------
                                                                   974,181
                                                           ---------------
Cayman Islands-0.8%
PF Export Receivables Master Trust
   6.436%, 6/01/15(b).......................       1,462         1,454,918
                                                           ---------------
France-0.3%
Crown Euro Holdings S.A.
   9.50%, 3/01/11(b)........................         405           437,400
                                                           ---------------
Great Britian-0.3%
Danka Business Systems
   11.00%, 6/15/10(b).......................          95            87,875
Royal & Sun Alliance Insurance Group PLC
   8.95%, 10/15/29..........................         450           408,162
                                                           ---------------
                                                                   496,037
                                                           ---------------
Ireland-0.4%
Eircom Funding
   8.25%, 8/15/13(b)........................         245           264,600
MDP Acquisitions PLC
   9.625%, 10/01/12.........................         390           429,000
                                                           ---------------
                                                                   693,600
                                                           ---------------
Kazakhstan-0.7%
Hurricane Finance BV
   9.625%, 2/12/10(b).......................         400           436,000
Kazkommerts International BV
   8.50%, 4/16/13(b)........................         850           830,875
                                                           ---------------
                                                                 1,266,875
                                                           ---------------
Liberia-0.4%
Royal Caribbean Cruises, Ltd.
   8.00%, 5/15/10...........................         625           662,500
                                                           ---------------
Luxembourg-1.3%
Mobile Telesystems Finance S.A.
   10.95%, 12/21/04.........................       2,130         2,273,775
                                                           ---------------


--------------------------------------------------------------------------------
18 o ACM Managed Dollar Income Fund

                                               Shares or
                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
--------------------------------------------------------------------------------
Mexico-4.2%
Innova S. de R.L.
   9.375%, 9/19/13(b).......................     $ 2,865   $     2,897,231
   12.875%, 4/01/07.........................       4,275         4,424,625
                                                           ---------------
                                                                 7,321,856
                                                           ---------------
Romania-0.3%
Mobifon Holdings BV
   12.50%, 7/31/10(b).......................         425           465,375
                                                           ---------------
Russia-1.0%
Gazprom OAO
   9.625%, 3/01/13(b).......................       1,000         1,076,875
Tyumen Oil Company
   11.00%, 11/06/07(b)......................         550           615,000
                                                           ---------------
                                                                 1,691,875
                                                           ---------------
Singapore-0.2%
Flextronics International, Ltd.
   6.50%, 5/15/13(b)........................         425           423,937
                                                           ---------------
Total Non-U.S. Corporate Debt Obligations
   (cost $20,782,877).......................                    18,846,388
                                                           ---------------
CONVERTIBLE PREFERRED STOCK-0.0%
PSINet, Inc.
   7.00%(b)(e)..............................      15,000                 0
                                                           ---------------
Total Convertible Preferred Stock
   (cost $600,000)..........................                             0
                                                           ---------------
NON-CONVERTIBLE PREFERRED
   STOCKS-1.5%
CSC Holdings, Inc.
   Series M
   11.125%..................................      12,187         1,276,588
Sovereign Real Estate Investment Trust
   12.00%(b)................................         870         1,287,600
                                                           ---------------
Total Non-Convertible Preferred Stocks
   (cost $1,973,483)........................                     2,564,188
                                                           ---------------
COMMON STOCK & WARRANTS-0.0%
Central Bank of Nigeria
   Warrants, expiring 11/15/20(h)...........       1,000                 0
Republic of Venezuela
   Warrants, expiring 4/15/20(h)............       7,140                 0
Russell-Stanley Holdings, Inc.
   Common Stock(h)(i).......................     100,000                 1
                                                           ---------------
Total Common Stock & Warrants
   (cost $0)................................                             1
                                                           ---------------


--------------------------------------------------------------------------------
                                             ACM Managed Dollar Income Fund o 19

                                                Contract
                                                Amount(j)     U.S. $ Value
--------------------------------------------------------------------------------

CALL OPTION PURCHASED(h)-0.0%
Federal Republic of Brazil C-Bonds
   Expiring Oct '03 @ 90.9375
   (cost $24,782)...........................   2,154,968   $        34,479
                                                           ---------------
Total Investments Before Security
   Lending Collateral-130.4%
   (cost $202,823,027)......................                   225,833,622

Investment of Cash Collateral for
   Securities Loaned*-2.1%
Short-Term Investment                             Shares
                                         ---------------
UBS Private Money Market Fund, LLC
   1.03%
   (cost $3,594,750)........................   3,594,750         3,594,750
                                                           ---------------
Total Investments-132.5%
   (cost $206,417,777)......................                   229,428,372
Other assets less liabilities-(32.5)%.......                   (56,246,705)
                                                           ---------------
Net Assets-100.0%...........................               $   173,181,667
                                                           ===============
* See Note F for securities lending information.

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

                           Notional                             Unrealized
Swap Counterparty           Amount     Interest    Termination Appreciation/
Referenced Obligation        (000)       Rate         Date    (Depreciation)
--------------------------------------------------------------------------------
Buy Contracts:
Deutsche Bank A.G. London
Federal Republic of Peru
9.875%, 2/06/15                 700       3.90%     12/20/08   $    (4,760)

JP Morgan Chase
Federal Republic of Venezuela
1.875%, 12/18/07              1,050       5.00       9/20/04       (10,395)


Sales Contracts:
Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30               1,000       6.35       8/20/05        33,300

Deutsche Bank A.G. London
Federal Republic of Brazil
12.25%, 3/06/30                 600      17.85       2/06/08       219,420

Deutsche Bank A.G. London
Federal Republic of Brazil
12.25%, 3/06/30               1,500      14.50       3/08/08       374,550


--------------------------------------------------------------------------------
20 o ACM Managed Dollar Income Fund

                           Notional                             Unrealized
Swap Counterparty           Amount     Interest    Termination Appreciation/
Referenced Obligation        (000)       Rate         Date    (Depreciation)
--------------------------------------------------------------------------------
Sales Contracts (continued):
Deutsche Bank A.G. London
Federal Republic of Romania
8.50%, 5/08/12                1,550      3.55%       4/03/10   $   105,865

JP Morgan Chase
Federal Republic of Venezuela
1.875%, 12/18/07              1,050      7.70        9/20/06         7,770

JP Morgan Chase
Federal Republic of Brazil
8.00%, 4/15/14                  500      8.60        9/20/08        20,550

JP Morgan Chase
Federal Republic of Brazil
8.00%, 4/15/14                  500      9.05        9/20/13        44,800

JP Morgan Chase
Federal Republic of Brazil
8.00%, 4/15/14                2,000      9.34        9/20/13       179,200




REVERSE REPURCHASE AGREEMENTS (see Note C)

                                       Interest
    Broker                               Rate       Maturity      Amount
--------------------------------------------------------------------------------
Deutsche Bank                             1.05%     10/01/03   $15,184,024
Deutsche Bank                             1.10      10/01/03       945,029
Deutsche Bank                             0.25      12/31/03     2,641,922
Deutsche Bank                             0.45      12/31/03     2,103,471
Deutsche Bank                             1.05      12/31/03    13,005,379
Deutsche Bank                             1.10      12/31/03    26,730,084
JP Morgan Chase                           0.95      12/31/03     4,408,567
Lehman Brothers                           0.15      12/31/03     1,154,628
Lehman Brothers                           0.25      12/31/03     6,180,215
Lehman Brothers                           0.75      12/31/03     1,124,179
Lehman Brothers                           0.85      12/31/03     1,322,123
                                                               -----------
                                                               $74,799,621
                                                               ===========

--------------------------------------------------------------------------------
                                             ACM Managed Dollar Income Fund o 21

(a) Coupon changes periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2003.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2003, the aggregate market value of these securities amounted to $85,971,468 or 50% of net assets.
(c) Positions, or portions thereof, with an aggregate market value of $73,502,438 have been segregated to collateralize reverse repurchase agreements.
(d) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(e) Security is in default and is non-income producing.
(f) Illiquid security, valued at fair market value (see Note A).
(g) Coupon is paid in-kind.
(h) Non-income producing security.
(i) Common stock, par value is $0.01 per share.
(j) One contract relates to principal amount of $1.00.

    Glossary of Terms:
    DCB    -Debt Conversion Bond
    FLIRB  -Front Loaded Interest Reduction Bond
    FRN    -Floating Rate Note
    VRN    -Variable Rate Note

See notes to financial statements.




--------------------------------------------------------------------------------
22 o ACM Managed Dollar Income Fund

STATEMENT OF ASSETS & LIABILITIES
September 30, 2003

Assets
Investments in securities, at value (cost $206,417,777)
  --including investment of cash collareral for securities
  loaned of $3,594,750..................................     $ 229,428,372(a)
Cash....................................................           692,783
Due from broker.........................................        13,005,000
Interest and dividends receivable.......................         5,567,390
Receivable for investment securities sold...............         4,870,809
Unrealized appreciation on credit default
  swap contracts........................................           985,455
Paydown receivable......................................           177,327
Other assets............................................            14,010
                                                             -------------
Total assets............................................       254,741,146
                                                             -------------
Liabilities
Reverse repurchase agreements...........................        74,799,621
Payable for collateral on securities loaned.............         3,594,750
Payable for investment securities purchased.............         2,858,382
Advisory fee payable....................................           112,173
Administrative fee payable..............................            22,433
Unrealized depreciation on credit default
  swap contracts........................................            15,155
Accrued expenses and other liabilities..................           156,965
                                                             -------------
Total liabilities.......................................        81,559,479
                                                             -------------
Net Assets..............................................     $ 173,181,667
                                                             =============
Composition of Net Assets
Common stock, at par....................................     $     225,406
Additional paid-in capital..............................       296,111,267
Distributions in excess of net investment income........          (123,407)
Accumulated net realized loss on investment
  transactions..........................................      (147,012,494)
Net unrealized appreciation of investments..............        23,980,895
                                                             -------------
                                                             $ 173,181,667
                                                             =============
Net Asset Value Per Share
   (based on 22,540,621 shares outstanding).............             $7.68
                                                                     =====


(a) Includes securities on loan with a value of $3,420,869 (see Note F).

    See notes to financial statements.


--------------------------------------------------------------------------------
                                             ACM Managed Dollar Income Fund o 23

STATEMENT OF OPERATIONS
Year Ended September 30, 2003


Investment Income
Interest...............................  $    20,898,974
Dividends..............................           43,912   $    20,942,886
                                         ---------------
Expenses
Advisory fee...........................        1,154,590
Administrative fee.....................          230,916
Printing...............................          126,309
Custodian..............................           98,912
Audit and legal........................           98,072
Transfer agency........................           51,746
Directors' fees........................           38,548
Registration fees......................           24,938
Miscellaneous..........................           45,797
                                         ---------------
Total expenses before interest.........        1,869,828
Interest expense.......................          779,443
                                         ---------------
Total expenses.........................                          2,649,271
                                                           ---------------
Net investment income..................                         18,293,615
                                                           ---------------
Realized and Unrealized Gain (Loss) on
Investment Transactions
Net realized gain (loss) on:
   Investment transactions.............                          3,255,229
   Swap contracts......................                           (191,781)
   Written options.....................                            120,834
Net change in unrealized appreciation/
   depreciation of:
   Investments.........................                         42,802,435
   Swap contracts......................                            970,300
                                                           ---------------
Net gain on investment transactions....                         46,957,017
                                                           ---------------
Net Increase in Net Assets
  from Operations......................                    $    65,250,632
                                                           ===============

See notes to financial statements.


--------------------------------------------------------------------------------
24 o ACM Managed Dollar Income Fund

STATEMENT OF CHANGES IN NET ASSETS



                                            Year Ended       Year Ended
                                           September 30,    September 30,
                                               2003             2002
                                         ---------------   ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income..................  $    18,293,615   $    18,676,310
Net realized gain (loss) on investment
  transactions.........................        3,184,282       (30,457,612)
Net change in unrealized
  appeciation/depreciation
  of investments.......................       43,772,735        14,551,799
                                         ---------------   ---------------
Net increase in net assets
  from operations......................       65,250,632         2,770,497
Dividends and Distributions to
Shareholders from
Net investment income..................      (18,177,141)      (18,835,190)
Tax return of capital..................               -0-         (730,704)
Common Stock Transactions
Reinvestment of dividends resulting in
  the issuance of Common Stock.........        1,273,690         1,520,333
                                         ---------------   ---------------
Total increase (decrease)..............       48,347,181       (15,275,064)
Net Assets
Beginning of period....................      124,834,486       140,109,550
                                         ---------------   ---------------
End of period..........................  $   173,181,667   $   124,834,486
                                         ===============   ===============

See notes to financial statements.

--------------------------------------------------------------------------------
                                             ACM Managed Dollar Income Fund o 25

STATEMENT OF CASH FLOWS
Year Ended September 30, 2003


Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received........  $    17,558,683
Interest expense paid..................       (1,014,107)
Operating expenses paid................       (1,852,491)
                                         ---------------
Net increase in cash from
  operating activities.................                    $    14,692,085
Investing Activities:
Purchases of long-term investments.....     (168,937,890)
Proceeds from disposition of
  long-term investments................      162,118,133
Proceeds from disposition of
  short-term investments, net..........          247,250
Cash collateral received on
  securities loaned....................        3,594,750
Net premium received on
  option transactions..................           39,607
Net premium paid on swaps
  transactions.........................         (191,781)
                                         ---------------
Net decrease in cash from
  investing activities.................                         (3,129,931)
Financing Activities:*
Cash dividends paid....................      (16,903,451)
Proceeds from reverse repurchase
  agreements...........................        6,033,839
                                         ---------------
Net decrease in cash from
  financing activities.................                        (10,869,612)
                                                           ---------------
Net increase in cash...................                            692,542
Cash at beginning of period............                                241
                                                           ---------------
Cash at end of period..................                    $       692,783
                                                           ===============

--------------------------------------------------------------------------------

Reconciliation of Net Increase in Net
Assets from Operations to Net Increase
in Cash from Operating Activities:
Net increase in net assets from
  operations...........................                    $    65,250,632
Adjustments:
Increase in dividends and
  interest receivable..................  $    (1,031,452)
Accretion of bond discount and
  amortization of bond premium.........       (2,352,751)
Increase in accrued expenses
  and other assets.....................           17,337
Decrease in interest payable...........         (234,664)
Net realized loss on investment
  transactions.........................       (3,184,282)
Net change in unrealized
  appreciation/depreciation
  of investments.......................      (43,772,735)
                                         ---------------
Total adjustments......................                        (50,558,547)
                                                           ---------------
Net Increase in Cash from
   Operating Activities...................                 $    14,692,085
                                                           ===============


* Non-cash financing activities not included herein consist of reinvestment of dividends and distributions.

  See notes to financial statements.


--------------------------------------------------------------------------------
26 o ACM Managed Dollar Income Fund

NOTES TO FINANCIAL STATEMENTS
September 30, 2003


NOTE A
Significant Accounting Policies
ACM Managed Dollar Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including


--------------------------------------------------------------------------------
                                             ACM Managed Dollar Income Fund o 27
mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premiums on debt securities for financial statement reporting purposes only.

4. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in conformity with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


5. Repurchase Agreements
The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B
Advisory, Administrative Fees and Other Transactions with Affiliates
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of


--------------------------------------------------------------------------------
28 o ACM Managed Dollar Income Fund

..75 of 1% of the average adjusted weekly net assets of the Fund. Such fee is accrued daily and paid monthly.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended September 30, 2003, the Fund reimbursed to AGIS $1,130.

Under the terms of an Administration Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a fee at an annual rate of .15 of 1% of the average adjusted weekly net assets of the Fund. Such fee is accrued daily and paid monthly. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2003, were as follows:

                                            Purchases          Sales
                                         ---------------   ---------------
Investment securities (excluding
   U.S. government securities).........  $   169,585,665   $   163,816,231
U.S. government securities.............               -0-               -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap contracts) are as follows:

Cost....................................................   $   207,214,925
                                                           ===============
Gross unrealized appreciation...........................   $    40,637,969
Gross unrealized depreciation...........................       (18,424,522)
                                                           ---------------
Net unrealized appreciation.............................   $    22,213,447
                                                           ===============
1. Option Transactions
For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.


--------------------------------------------------------------------------------
                                             ACM Managed Dollar Income Fund o 29

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in written options for the year ended September 30, 2003 were as follows:

                                            Number of
                                            Contracts         Premiums
                                               (000)          Received
                                         ---------------   ---------------
Options outstanding at
  September 30, 2002...................               -0-  $            -0-
Options written........................           95,826           125,734
Options terminated in closing purchase
  transactions.........................          (31,628)          (41,392)
Options expired........................          (64,198)          (84,342)
                                         ---------------   ---------------
Options outstanding at
  September 30, 2003...................               -0-  $            -0-
                                         ===============   ===============
2. Swap Agreements
The Fund may enter into swaps on sovereign debt obligations to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in


--------------------------------------------------------------------------------
30 o ACM Managed Dollar Income Fund
evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation/depreciation of investments. Realized gains and/or losses from terminated swap contracts are included in net realized gain or loss on investment transactions.

The Fund may enter into credit default swaps. A sell/(buy) in a credit default swap provides, upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at par and take/(deliver) the principal amount (the "Notional Amount") of the referenced obligation. During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed interest payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the referenced obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

3. Reverse Repurchase Agreements
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

"Due from broker" shown on the statement of assets and liabilities represents the receivable from the respective broker for the reverse repurchase agreement entered into on September 30, 2003.

For the year ended September 30, 2003, the average amount of reverse repurchase agreements outstanding was $60,189,635 and the daily weighted average annual interest rate was 1.28%.


--------------------------------------------------------------------------------
                                             ACM Managed Dollar Income Fund o 31

NOTE D
Capital Stock
There are 300,000,000 shares of $.01 par value common stock authorized of which 22,540,621 shares were issued and outstanding at September 30, 2003. During the years ended September 30, 2003 and September 30, 2002, the Fund issued 182,814 and 223,517 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE E
Concentration of Risk
Investing in securities of foreign companies and foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic development which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government.

The Fund invests in Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

NOTE F
Securities Lending
The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. Government or U.S. Government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of September 30, 2003, the Fund had loaned securities with a value of $3,420,869 and


--------------------------------------------------------------------------------
32 o ACM Managed Dollar Income Fund
received cash collateral of $3,594,750, which was invested in a money market fund as included in the portfolio of investments. For the year ended September 30, 2003, the Fund earned fee income of $10,189, which is included in interest income in the accompanying statement of operations.

NOTE G
Distributions to Shareholders
The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2003 and September 30, 2002 were as follows:

                                              2003              2002
                                         --------------   ---------------
Distributions paid from:
   Ordinary income....................   $  (18,177,141)  $   (18,835,190)
                                         --------------   ---------------
Total taxable distributions...........      (18,177,141)      (18,835,190)
   Tax return of capital..............               -0-         (730,704)
                                         --------------   ---------------
Total distributions paid..............   $  (18,177,141)  $   (19,565,894)
                                         ==============   ===============

As of September 30, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:


Undistributed ordinary income..........................   $       124,846
Accumulated capital and other losses...................      (146,463,599)(a)
Unrealized appreciation/(depreciation).................        23,183,747(b)
                                                          ---------------
Total accumulated earnings/(deficit)...................   $  (123,155,006)
                                                          ===============

(a) On September 30, 2003, the Fund had a net capital loss carryforward of $146,463,599 of which $57,455,739 expires in the year 2007, $24,635,181 expires in the year 2008, $10,899,598 expires in the year 2009, $33,249,705 expires in 2010 and $20,223,376 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.

During the current fiscal year, permanent differences, primarily due to the tax treatment of bond premium and the tax character of paydown gains, resulted in a net increase in distributions in excess of net investment income and a decrease in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.


--------------------------------------------------------------------------------
                                             ACM Managed Dollar Income Fund o 33

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period




                                                         Year Ended September 30,
                                        --------------------------------------------------------
                                            2003        2002(a)     2001        2000        1999
                                        --------------------------------------------------------
Net asset value,
  beginning of period..... ...........   $  5.58     $  6.33     $  8.09     $  8.39     $  8.18
                                        --------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) .............       .81         .84         .98        1.08        1.25
Net realized and unrealized
  gain (loss) on investment
  transactions............ ...........      2.10        (.71)      (1.72)       (.22)        .34
                                        --------------------------------------------------------
Net increase (decrease)
  in net asset value from
  operations.............. ...........      2.91         .13        (.74)        .86        1.59
                                        --------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income.................. ...........      (.81)       (.85)       (.95)      (1.02)      (1.25)
Distributions in excess of
  net investment income... ...........        -0-         -0-         -0-         -0-       (.13)
Tax return of capital... .............        -0-       (.03)       (.07)       (.14)         -0-
                                        --------------------------------------------------------
Total dividends and
  distributions........... ...........      (.81)       (.88)      (1.02)      (1.16)      (1.38)
                                        --------------------------------------------------------
Net asset value,
  end of period........... ...........   $  7.68     $  5.58     $  6.33     $  8.09     $  8.39
                                        ========================================================
Market value, end of period ..........   $  8.15     $  6.29     $  7.62     $  8.50     $ 10.25
                                        ========================================================
Premium/(Discount)...... .............      6.12%      12.72%      20.38%       5.07%      22.17%
Total Return
Total investment return
based on:(c)
  Market value.......... .............     45.71%      (6.14)%      3.02%      (5.41)%     27.06%
  Net asset value....... .............     54.77%        .23%     (10.08)%      9.99%      18.69%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)......... ...........  $173,182    $124,834    $140,110    $179,653    $184,618
Ratios to average net assets of:
  Expenses.............. .............      1.72%       2.12%       2.75%       2.70%       2.46%
  Expenses, excluding
    interest expense(d)... ...........      1.21%       1.15%       1.13%       1.09%       1.11%
  Net investment income. .............     11.88%      10.81%       9.90%       9.55%      11.27%
Portfolio turnover rate. .............        80%         63%        129%        134%        223%


See footnote summary on page 35.


--------------------------------------------------------------------------------
34 o ACM Managed Dollar Income Fund

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss on investment by $0.01 and decrease the ratio of net investment income to average net assets from 10.91% to 10.81%. Per share, ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.
(d) Net of interest expense of .51%, .97%, 1.62%, 1.61%, and 1.35%, respectively, on borrowings.



--------------------------------------------------------------------------------
                                             ACM Managed Dollar Income Fund o 35

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of ACM Managed Dollar Income Fund,
Inc.

We have audited the accompanying statement of assets and liabilities of ACM Managed Dollar Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2003, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Dollar Income Fund, Inc. at September 30, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
November 14, 2003


TAX INFORMATION (unaudited)

For the fiscal year ended September 30, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $43,912 as qualified dividend income, which is taxed at a maximum rate of 15%. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with year 2003 Form 1099-DIV.


--------------------------------------------------------------------------------
36 o ACM Managed Dollar Income Fund

ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

   (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

   (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


--------------------------------------------------------------------------------
                                             ACM Managed Dollar Income Fund o 37

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund's, (iii) no material changes in the principal risk factors associated with investment in the Fund. There has been a change to one of the persons primarily responsible for the day-to-day management of the Fund's portfolio. James E. Kennedy, Jr. has replaced George Caffrey, as a Vice President of the Fund. Paul J. DeNoon, a Vice President of the Fund, continues to act in that capacity.


--------------------------------------------------------------------------------
38 o ACM Managed Dollar Income Fund

BOARD OF DIRECTORS


William H.Foulk, Jr.,(1) Chairman
Marc O.Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon(2), Vice President
James E. Kennedy, Jr.(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Administrator
Princeton Administrators, L.P.
P.O.Box 9095
Princeton, NJ 08543-9095

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Dividend Paying Agent, Transfer Agent And Registrar
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors
Ernst & Young LLP
5 Times Square
New York,NY 10036



(1) Member of the Audit Committee

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

    This report, including the financial statements therein, is transmitted to the shareholders of ACM Managed Dollar Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

(2) Messrs. DeNoon and Kennedy are the persons responsible for the day-to-day management of the Fund's investment portfolio.


--------------------------------------------------------------------------------
                                             ACM Managed Dollar Income Fund o 39

MANAGEMENT OF THE FUND


Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                PORTFOLIOS
                                                                  IN FUND        OTHER
NAME, AGE OF DIRECTOR,                  PRINCIPAL                 COMPLEX     DIRECTORSHIP
      ADDRESS                          OCCUPATION(S)            OVERSEEN BY     HELD BY
(YEARS OF SERVICE*)                 DURING PAST 5 YEARS           DIRECTOR      DIRECTOR
-------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#, 71     Investment adviser and an               113         None
2 Sound View Drive              independent consultant. He was
Suite 100                       formerly Senior Manager of Barrett
Greenwich, CT 06830             Associates, Inc., a registered
(10)                            investment adviser, with which he
Chairman of the Board           had been associated since prior to
                                1998. He was formerly Deputy
                                Comptroller and Chief Investment
                                Officer of the State of New York and,
                                prior thereto, Chief Investment
                                Officer of the New York Bank for
                                Savings.

Ruth Block,#, 73                Formerly Executive Vice President       96          None
500 SE Mizner Blvd.             and Chief Insurance Officer of The
Boca Raton, FL 33432            Equitable Life Assurance Society
(10)                            of the United States; Chairman and
                                Chief Executive Officer of Evlico;
                                Director of Avon, BP (oil and gas),
                                Ecolab Incorporated (specialty chemicals),
                                Tandem Financial Group and Donaldson,
                                Lufkin & Jenrette Securities Corporation;
                                former Governor at Large National
                                Association of Securities Dealers, Inc.

David H. Dievler,#, 74          Independent consultant. Until           100         None
P.O. Box 167                    December 1994 he was Senior
Spring Lake, NJ 07762           Vice President of Alliance Capital
(10)                            Management Corporation ("ACMC")
                                responsible for mutual fund
                                administration. Prior to joining ACMC
                                in 1984 he was Chief Financial Officer
                                of Eberstadt Asset Management since 1968.
                                Prior to that he was a Senior
                                Manager at Price Waterhouse & Co. Member
                                of American Institute of Certified
                                Public Accountants since 1953.


--------------------------------------------------------------------------------
40 o ACM Managed Dollar Income Fund

                                                                PORTFOLIOS
                                                                  IN FUND        OTHER
NAME, AGE OF DIRECTOR,                  PRINCIPAL                 COMPLEX     DIRECTORSHIP
      ADDRESS                          OCCUPATION(S)            OVERSEEN BY     HELD BY
(YEARS OF SERVICE*)                 DURING PAST 5 YEARS           DIRECTOR      DIRECTOR
-------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)
John H. Dobkin,#, 61            Consultant. Formerly President of       98          None
P.O. Box 12                     Save Venice, Inc. (preservation
Annandale, NY 12504             organization) from 2001-2002, a
(10)                            Senior Advisor from June 1999-
                                June 2000 and President of Historic
                                Hudson Valley (historic preservation)
                                from December 1989-May 1999. Previously,
                                Director of the National Academy of
                                Design and during 1988-1992, he was
                                Director and Chairman of the Audit
                                Committee of ACMC.

Dr. James M. Hester, #,79       President of the Harry Frank            11          None
25 Cleveland Lane               Guggenheim Foundation, with
Princeton, NJ 08540             which he has been associated since
(10)                            prior to 1998. He was formerly
                                President of New York University and
                                the New York Botanical Garden, Rector
                                of the United Nations University
                                and Vice Chairman of the Board of the
                                Federal Reserve Bank of New York.

Clifford L. Michel,#, 64        Senior Counsel of the law firm of       97          Placer
15 St. Bernard's Road           Cahill Gordon & Reindel since                      Dome, Inc.
Gladstone, NJ 07934             February 2001 and a partner of that
(10)                            firm for more than twenty-five years
                                prior thereto. He is President and
                                Chief Executive Officer of Wenonah
                                Development Company (investments) and
                                a Director of Placer Dome, Inc.(mining).

Donald J. Robinson,# 69         Senior Counsel to the law firm of       96          None
98 Hell's Peak Road             Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                since prior to 1998. Formerly a
(7)                             senior partner and a member of the
                                Executive Committee of that firm. He
                                was also a member and Chairman of the
                                Municipal Securities Rulemaking Board
                                and Trustee of the Museum of the City
                                of New York.


--------------------------------------------------------------------------------
                                             ACM Managed Dollar Income Fund o 41

                                                                PORTFOLIOS
                                                                  IN FUND        OTHER
NAME, AGE OF DIRECTOR,                  PRINCIPAL                 COMPLEX     DIRECTORSHIP
      ADDRESS                          OCCUPATION(S)            OVERSEEN BY     HELD BY
(YEARS OF SERVICE*)                 DURING PAST 5 YEARS           DIRECTOR      DIRECTOR
-------------------------------------------------------------------------------------------

INTERESTED DIRECTOR
Marc O.Mayer, +, 46             Executive Vice President of ACMC        68          None
1345 Avenue of the              since 2001; prior thereto, Chief
Americas,                       Executive Officer of Sanford C.
New York, NY 10105              Bernstein & Co., LLC and its
(1 month)                       predecessor since prior to 1998.


*  There is no stated term of office for the Fund's Directors.
#  Member of the Audit Committee and Nominating Committee.
+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


--------------------------------------------------------------------------------
42 o ACM Managed Dollar Income Fund

Officer Information
Certain information concerning the Fund's Officers is listed below.


     NAME,                 POSITION(S) HELD                PRINCIPAL OCCUPATION
 ADDRESS* AND AGE             WITH FUND                    DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------

Marc O.Mayer,46              President                    See biography above.

Kathleen A. Corbet, 43       Senior Vice President        Executive Vice President of
                                                          Alliance Capital Management
                                                          Corporation ("ACMC")**, with
                                                          which she has been associated
                                                          since prior to 1998.

Paul J. DeNoon, 41           Vice President               Senior Vice President of ACMC,
                                                          with which he has been associated
                                                          since prior to 1998.

James E. Kennedy, Jr., 43    Vice President               Senior Vice President of ACMC,
                                                          with which he has been
                                                          associated since prior to 1998.

Mark R. Manley, 41           Secretary                    Senior Vice President and Acting
                                                          General Counsel of ACMC**, with
                                                          which he has been associated since
                                                          prior to 1998.

Mark D. Gersten, 53          Treasurer and Chief          Senior Vice President of Alliance
                             Financial Officer            Global Investor Services, Inc.
                                                          ("AGIS")**, and  Vice President
                                                          of AllianceBernstein Investment
                                                          Research and Management, Inc.
                                                          ("ABIRM")**, with which he has
                                                          been associated since prior to 1998.

Vincent S. Noto, 39          Controller                   Vice President of AGIS**, with which
                                                          he has been associated since prior to
                                                          1998.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, ABIRM and AGIS are affiliates of the Fund.


--------------------------------------------------------------------------------
                                             ACM Managed Dollar Income Fund o 43

ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------------------------------------------
  Wealth Strategies Funds
--------------------------------------------------------------------------------
  Balanced Wealth Strategy
  Wealth Appreciation Strategy
  Wealth Preservation Strategy
  Tax-Managed Balanced Wealth Strategy*
  Tax-Managed Wealth Appreciation Strategy
  Tax-Managed Wealth Preservation Strategy**

--------------------------------------------------------------------------------
  Blended Style Series
--------------------------------------------------------------------------------
  U.S. Large Cap Portfolio

--------------------------------------------------------------------------------
  Growth Funds
--------------------------------------------------------------------------------
  Domestic

  Growth Fund
  Health Care Fund
  Mid-Cap Growth Fund
  Premier Growth Fund
  Small Cap Growth Fund+
  Technology Fund

  Global & International

  All-Asia Investment Fund
  Global Small Cap Fund
  Greater China '97 Fund
  International Premier Growth Fund
  New Europe Fund
  Worldwide Privatization Fund

  Select Investor Series

  Biotechnology Portfolio
  Premier Portfolio
  Technology Portfolio

--------------------------------------------------------------------------------
  Value Funds
--------------------------------------------------------------------------------
  Domestic

  Balanced Shares
  Disciplined Value Fund
  Growth & Income Fund
  Real Estate Investment Fund
  Small Cap Value Fund
  Utility Income Fund
  Value Fund

  Global & International

  Global Value Fund
  International Value Fund

--------------------------------------------------------------------------------
  Taxable Bond Funds
--------------------------------------------------------------------------------
  Americas Government Income Trust
  Corporate Bond Portfolio
  Emerging Market Debt Fund
  Global Strategic Income Trust
  High Yield Fund
  Multi-Market Strategy Trust
  Quality Bond Portfolio
  Short Duration Portfolio
  U.S. Government Portfolio

--------------------------------------------------------------------------------
  Municipal Bond Funds
--------------------------------------------------------------------------------
  National
  Insured National
  Arizona
  California
  Insured California
  Florida
  Massachusetts
  Michigan
  Minnesota
  New Jersey
  New York
  Ohio
  Pennsylvania
  Virginia

--------------------------------------------------------------------------------
  Intermediate Municipal Bond Funds
--------------------------------------------------------------------------------
  Intermediate California
  Intermediate Diversified
  Intermediate New York

--------------------------------------------------------------------------------
  Closed-End Funds
--------------------------------------------------------------------------------
  All-Market Advantage Fund
  ACM Income Fund
  ACMGovernment Opportunity Fund
  ACMManaged Dollar Income Fund
  ACM Managed Income Fund
  ACM Municipal Securities Income Fund
  California Municipal Income Fund
  National Municipal Income Fund
  New York Municipal Income Fund
  The Spain Fund
  World Dollar Government Fund
  World Dollar Government Fund II


We also offer Exchange Reserves,++ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*  Formerly Growth Investors Fund.
** Formerly Conservative Investors Fund.
+  Quasar Fund changed its name to Small Cap Growth Fund on 11/3/03.
++ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
44 o ACM Managed Dollar Income Fund

SUMMARY OF GENERAL INFORMATION


Shareholder Information
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "ADF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan
Pursuant to the Fund's Dividend Reinvestment Plan shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by Equiserve Trust Company, N.A., as agent under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be aid by check mailed directly to the record holder by or under the direction of Equiserve Trust Company, N.A. For questions concerning Shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company, N.A. at (800) 219-4218.


--------------------------------------------------------------------------------
                                             ACM Managed Dollar Income Fund o 45

ACM MANAGED DOLLAR INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] AllianceBernstein(SM)
       Investment Research and Management


SM This service mark used under license from the owner, Alliance Capital Management L.P.

MDIAR0903

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 10(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted the following proxy voting policies and procedures of its investment adviser, Alliance Capital Management L.P.

                                                                       July 2003

                        ALLIANCE CAPITAL MANAGEMENT L.P.

                    Statement of Policies and Procedures for
            Voting Proxies on Behalf of Discretionary Client Accounts


Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.


PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.


Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures


Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.


Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.


Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.


Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         Exhibit No.              DESCRIPTION OF EXHIBIT
         -----------              ----------------------
         10(a)(1)                 Code of ethics that is subject to the
                                  disclosure of Item 2 hereof

         10(b)(1) Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

         10(b)(2) Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

         10(c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to
                                  Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ACM Managed Dollar Income Fund, Inc.

By:   /s/  Marc O. Mayer
         --------------------------------------------
           Marc O. Mayer
           President

Date: November 25, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/  Marc O. Mayer
         --------------------------------------------
           Marc O. Mayer
           President

Date: November 25, 2003


By:   /s/  Mark D. Gersten
         --------------------------------------------
           Mark D. Gersten
           Treasurer and Chief Financial Officer

Date: November 25, 2003